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                                                                    EXHIBIT 10.4

                              SECURITY AGREEMENT
                              (Intangible Assets)


     THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of July 31, 1995, by and between SAM G. LINDSAY, an individual ("Secured Party"), and GRIP TECHNOLOGIES, INC., a California corporation ("Debtor").


                                    RECITALS

     A. Secured Party has: (1) made loans and advances to Debtor in the aggregate principal amount of $535,000, which amounts have been consolidated into a single promissory note, dated July 31, 1995, bearing interest at the rate of 10% per annum (collectively, the "Loans"); (2) provided certificates of deposit or other collateral to First Interstate Bank of California ("FIB") in connection with, and as security for, a $600,000 term loan obtained by Debtor from FIB; (3) guaranteed Debtor's obligation to American Pacific States Bank ("APSB") in the original principal sum of $322,000 and, in connection therewith, and as security therefor, pledged to APSB 50,234 shares of Common Stock of Cosmetic Group USA, Inc.; and (4) guaranteed Debtor's promissory note, dated December 10, 1993, made payable by Debtor to Kwang Soo Kim and In Ho Kim in the original principal sum of $50,000 delivered by Debtor in connection with the financing of the tenant improvements at the facilities occupied by Debtor located at 1681 McGaw, Irvine, California (collectively the "Obligations").

     B. Secured Party and Debtor desire to enter into this Agreement to grant Secured Party a security interest in the Collateral (as that term is hereafter defined in Section 1 below) to secure the repayment of the Loans or advances made by Secured Party and all monies paid or losses incurred or sustained by Secured Party as a result of, or in any way connected with, the Obligations.


                              TERMS AND CONDITIONS

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Definition of Collateral.  For purposes of this Agreement, the term
         ------------------------
"Collateral" means and includes all of the following: (a) all trademarks, trade names, service marks, logos and/or trade dress owned or used by Debtor, whether registered, unregistered or subject of pending application for registration, including without limitation, those trademarks, trade names, service marks, logos and/or trade dress listed on Schedule A attached hereto and incorporated herein by this reference (collectively the "Trademarks"); (b) all copyrights owned or used by Debtor, whether registered, unregistered or subject of pending application for registration, including without limitation, those copyrights listed on Schedule A attached hereto and incorporated herein by this reference (collectively the "Copyrights"); (c) all patents, patent applications and any other similar rights owned by Debtor or in which Debtor has any rights, including without limitation, those patents Listed on Schedule A attached hereto and incorporated herein by this reference (collectively the "Patents"); (d) all trade secrets owned by Debtor or in which Debtor has any rights, including without limitation, any formula, pattern, device or compilation of information which is used in Debtor's business and which gives it an opportunity to obtain an advantage over competitors who do not know or use it, including without limitation, all unpatented technology and know-how (collectively the "Trade Secrets"); (e) all contract rights, general intangibles and any other intangible or intellectual right, asset or property owned by Debtor, or in which Debtor has any right, including, without limitation, any license agreements (whether as licensor or as licensee); (f) any proceeds from the sale, license, lease, hypothecation, mortgage, encumbrance or other disposition of any of the foregoing; (g) any documentation or writings which memorialize, embody, describe, incorporate or otherwise refer to any of the foregoing; and (h) any of the foregoing which is hereafter acquired by Debtor.

     2.  Attachment of Security Interest.  Debtor hereby grants and assigns to
         -------------------------------
Secured Party a security interest in and to the Collateral to secure repayment of the Loan and all monies paid or losses incurred or sustained by Secured Party as a result of, or in any way connected with, the Obligations. In addition, the security interest thereby created shall attach immediately upon execution of this Agreement by Debtor and shall secure (a) any and all amendments, extensions, renewals of any documents which memorialize, embody, describe, incorporate or otherwise refer to any of the Obligations; (b) strict performance and observance of all agreements, warranties and covenants contained in this Agreement; (c) the repayment of all monies expended by Secured Party under the provisions hereof, including attorneys' fees, with interest thereon from the date of expenditure at the highest lawful rate; and (d) any and all other liabilities of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

     3.  Security Interest in Proceeds.  Debtor also hereby grants and transfers
         -----------------------------
to Secured Party a security interest in any and all proceeds as that term is defined in Section 9306 of the California Commercial Code, of the Collateral or any part of the Collateral. Nothing in this Section 3 shall constitute, or be deemed to constitute, a grant of authority to Debtor to sell or otherwise dispose of or encumber the Collateral or any part of the Collateral without the prior written consent of Secured Party or as otherwise permitted under Section 4 hereof.

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     4.  Disposition of Collateral.  The Collateral shall not be sold,
         -------------------------
transferred, licensed or leased, or otherwise encumbered, mortgaged or disposed of, nor be subjected to any unpaid charge or levy, including taxes, or to any subsequent interest of a third party created or suffered by debt, voluntarily or involuntarily, unless Secured Party gives prior written consent to such transfer, disposition, charge or subsequent interest.

     5.  Affirmative Covenants of Debtor.  Debtor hereby covenants and agrees as
         -------------------------------
follows:

          5.1  Financial Statements.  Debtor shall furnish Secured Party
               --------------------
from time to time with financial statements reasonably requested by Secured Party; provided, however, unless Debtor prepares financial statements for any major institutional lender on a more frequent basis, Debtor need not deliver to Secured Party financial statements more frequently than annually, within 90 days after Debtor's fiscal year end.

          5.2  Inspection.  Debtor shall permit representatives of
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Secured Party to inspect Debtor's books and records and to make extracts at any reasonable time and arrange for verification of accounts, under reasonable procedures.

          5.3  Notice of Attachment, Etc.  Debtor shall immediately notify
               -------------------------
Secured Party of any attachment or other legal process levies against the Collateral.

          5.4  Location of Collateral and Records. Debtor shall notify
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Secured Party of each office or location where Debtor keeps any of the
Collateral and its books and records concerning the Collateral and shall not transfer, relocate or move the Collateral, or any portion of the Collateral, without the prior written approval of Secured Party.

          5.5  Insurance.  Debtor shall keep the Collateral insured, to the
               ---------
extent of its reasonable replacement value, based upon Debtor's usual business practices.

     6.  Representations and Warranties of Debtor.  Debtor hereby represents,
         ----------------------------------------
warrants, covenants, and agrees as follows:

          6.1  Title to Trademarks.  Debtor believes it has the sole, full
               -------------------
and clear title to the Trademarks in the United States for the goods and services with which the Trademarks are used, and believes that any registration thereof are valid and subsisting and in full force and effect. Debtor has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement.

                                       3
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          6.2  Use of the Trademarks.  Debtor (either itself or through
               ---------------------
its licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated; provided, however, that Debtor may choose to abandon any Trademark if, in Debtor's reasonable business judgment, to do so is in the best business interests of Debtor. Prior to the intentional abandonment of any Trademark, Debtor agrees to notify Secured Party in writing of its intention.

          6.3  Title to Patents.  Debtor believes it has the sole, full
               ----------------
and clear title to each of the Patents and believes that the issued patents are valid and subsisting and in full force and effect and have not been claimed or adjudged invalid or unenforceable in whole or in part. Debtor shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, shall make application on unpatented but patentable inventions, and shall preserve and maintain all rights of any kind in the Patents. Debtor believes that none of the Patents has been abandoned or dedicated, and Debtor will not do any act, or omit to do any act, nor permit any licensee thereof to do any act, whereby any issued patent or patent application may become abandoned or dedicated and shall notify Secured Party immediately if it knows of any reason or has reason to know that any application or issued patent may become abandoned or dedicated; provided, however, that Debtor may chose to abandon or dedicate any issued patent or patent application, if, in Debtor's reasonable business judgment, to do so is in the best interest of Debtor. Prior to the intentional abandonment or dedication of any Patent, Debtor agrees to notify Secured Party in writing of its intention.

          6.4  Title to Copyrights.  Debtor believes it has the sole, full
               -------------------
and clear title to each of the Copyrights and believes that the registrations thereof are valid and subsisting and in full force and effect. Debtor (either itself or through the licensees) has placed and will continue to place appropriate notice of copyright on all copies embodying such copyrighted works which are publicly distributed and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain; provided, however, that Debtor may choose to abandon or dedicate any Copyright if, in Debtor's reasonable business judgment, to do so is in the best business interest of Debtor. Prior to the intentional abandonment or dedication of any Copyright, Debtor agrees to notify the Secured Party in writing of its intention.

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          6.5  Perfection of Secured Party's Interest.  Debtor will promptly
               --------------------------------------
perform all acts and execute all documents, including, without limitation, grants of security in forms suitable for recording with the United States Patent and Trademark Office and United States Register of Copyrights, when requested by Secured Party at any time to evidence, perfect, maintain, record or enforce Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes Secured Party to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by Secured Party.

          6.6  Reimbursement of Expenses.  Debtor will promptly pay Secured
               -------------------------
Party for any and all sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing and/or recording fees, court costs, collection charges, travel and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

          6.7  Covenant to Inform Secured Party.  In the event that Debtor,
               --------------------------------
either itself or through any subsidiary, affiliate, agent, employee, licensee or assignee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or for the registration of any Copyright with the United States Register of Copyrights, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed, or become entitled to the benefit of any patent application or patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension, Debtor shall promptly inform Secured Party, and, upon request of Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as Secured Party may request to evidence Secured Party's interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Debtor relating thereto or represented thereby. Debtor hereby constitutes Secured Party its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full. Debtor authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or applications which may be acquired or made by Debtor.

          6.8  Authority.  Debtor has the authority, right and power to enter
               ---------
into this Agreement and to perform its terms and to grant the security interest herein granted,

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

and has not entered and will not enter into any oral or written agreements which would prevent Debtor from complying with the terms hereof; and the Collateral is not now, and at all times will not be, subject to any liens, charges, mortgages, assignments, security interests, licensees, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except in favor of Secured Party, and to the best knowledge of Debtor none of the Collateral is subject to any claims of any other party.

          6.9  Covenant Not to Assign, Etc.  Except to the extent that Secured
               ---------------------------
Party, upon prior written notice from Debtor, shall consent, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant any exclusive license, or otherwise dispose of any of the Collateral, and noting in this Agreement shall be deemed a consent by Secured Party to any such action except as expressly permitted herein.

          6.10 No Other Trademarks, Patents or Copyrights.  As of the
               ------------------------------------------
date hereof neither Debtor nor any affiliate or subsidiary thereof has any Trademarks, Patents or Copyrights registered, or the subject of any application, in the United State Patent and Trademark Office or the United State Register of Copyrights other than those described in Schedule A.

          6.11 Maintenance of Registration.  Debtor will take all necessary
               ---------------------------
steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States of any office of the Secretary of State (or equivalent) of any state thereof, to maintain each application and registration of the Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings. Debtor shall notify Secured Party promptly in writing if nay application or registration relating to any Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or any court regarding Debtor's ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

          6.12 Notice of Infringement.  In the event that any Trademark, Patent
               ----------------------
or Copyright is infringed, misappropriated or diluted by a third party, Debtor shall promptly notify Secured Party and shall, unless Debtor shall determine in its reasonable business judgment that such Trademark, Patent or Copyright is of negligible economic value to the business of Debtor, promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, and shall take such other actions to protect such Trademark, Patent or Copyright as Debtor shall deem appropriate in its reasonable business judgment under the circumstances. Secured Party shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licensees thereunder, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts requested by Secured Party and execute any and all documents required by Secured Party to aid such enforcement, and Debtor shall, upon demand, promptly reimburse and indemnify Secured Party for all costs and expenses incurred in such enforcement.

     7.  Events of Default.  Each of the following shall be deemed to be an
         -----------------
"Events of Default" for the purposes of this Agreement: (a) failure by Debtor to pay the Loan in accordance with its terms; or (b) failure to perform any obligation or any breach or event of default under any documents which memorialize, embody, describe, incorporate or otherwise refer to any of the Obligations; or (c) failure by Debtor to pay any loan to any other lender or the breach by Debtor of any material provision of any other security agreement; or
(d) failure by Debtor to pay its debts as they become due; or (e) making a general assignment for the benefit of creditors of Debtor or if any third party shall commence any case, proceedings or other action seeking to have an order for relief entered on its behalf against Debtor or to adjudicate Debtor a bankrupt or insolvent or seeking a reorganization, arrangement, adjustment, liquidation, dissolution or composition of Debtor or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for Debtor or for all or any substantial part of its properties. In such case or proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven business after the entry thereof or (ii) shall remain undismissed for a period of forty-five days; or (f) any breach by Debtor of any provision of this Agreement.

     8.  Remedies in Favor of Secured Party.  Upon the occurrence an Event of
         ----------------------------------
Default, Secured Party shall have the following rights and remedies:

          8.1  All Rights Reserved.  Secured Party shall have all rights and
               -------------------
remedies afforded the Secured Party by the chapter on "Default" of Division 9 of the California Commercial Code, in addition to the rights and remedies provided in this Agreement or any instrument or by any executed by Debtor, or otherwise permitted by law.

          8.2  Acceleration of the Loan.  The Loan shall be accelerated,
               ------------------------
and shall become immediately due and payable, notwithstanding the date of maturity thereof.

     9.  Financing Statement.  Debtor shall sign and execute alone or with
         -------------------
Secured Party any financing statements, notices or other document or procure any document reasonably requested by Secured Party in order to perfect the security interest created by this Agreement.

     10.  Notices.  All notices or other written communications required or
          -------
permitted to be given by Agreement shall be deemed given if personally delivered or five (5) days after it has been sent (the date of posting shall be considered as the first day and there shall be excluded any Sundays, legal holidays or other days upon which the United States mail generally is not delivered) by United States registered or certified mail, postage prepaid, property addressed to the party to receive the notice at the following address or any other address given to the other party in the manner provided by this Section 10:

     If to Secured Party:                Mr. Sam G. Lindsay
                                         c/o Grip Technologies, Inc.
                                         1681 McGaw
                                         Irvine, California  92714

       If to the Debtor:                 Grip Technologies, Inc.
                                         1681 McGaw
                                         Irvine, California  92714

     11.  Severability.  If any provision of this Agreement is determined to be
          ------------
invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

     12.  Attorneys' Fees and Litigation Costs.  If any legal action or other
          ------------------------------------
proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     13.  Governing Law; Venue.  This Agreement shall be governed by,
          --------------------
interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California. The sole forum for resolving disputes arising under or relating to this Agreement shall be the

Municipal and Superior Courts for the County of Orange, California, or the Federal District Court for the Central District of California and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts and agree that venue shall be in Orange County, California.

     14.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15.  Captions.  The captions of the sections and subsections of this
          --------
Agreement are included for reference purposes only and are not intended to be a part of the Agreement or in any way to define, limit or describe the scope or intent of the particular provision to which they refer.

     16.  Interpretation.  The parties hereto acknowledge and agree that each
          --------------
has been given the opportunity to independently review this Agreement with legal counsel, and has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions hereof. In the event of any ambiguity in or dispute regarding the interpretation of this Agreement, or any provision hereof, the interpretation of this Agreement shall not be resolved by any rule providing for the interpretation against the party who causes the uncertainty to exist or against the party who is draftsman of this Agreement.

     17.  Entire Agreement; Amendment.  This Agreement contains the entire
          ---------------------------
understanding between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in a writing signed by both of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above mentioned.

                                         GRIP TECHNOLOGIES, INC., a
                                           California corporation


                                         By:
--------------------------------            ---------------------------------
      Sam G. Lindsay                             James E. McCormick III
                                                        Secretary


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